Accrued Expenses and Other Current Liabilities - Summary of Accrued Expenses and Other Current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Accrued Expenses and Other Current Liabilities [Line Items]
Customer deposits	¥ 13,453		¥ 26,445
Accrued expenses	114,935		57,685
Accrued property, equipment and software related payables	11,545		2,706
Others	8,007		3,885
Accrued expenses and other current liabilities	¥ 147,940	$ 21,517	¥ 90,721